UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2011

Wikifamilies, Inc.
(Name of small business issuer specified in its charter)

Nevada	000-53559	80-0214025
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1005 S. Center St.
Redlands, CA  92373
(Address of principal executive offices)

Kensington Leasing, Ltd.
(former name or former address, if changed since last report)

909-708-4303
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 4.01.  Changes in Registrant’s Certifying Accountant

Wikifamilies, Inc. (formerly Kensington Leasing, Ltd.) (the "Company") previously engaged Gruber & Company, LLC as its independent auditor for the year ending December 31, 2011.  Gruber & Company, LLC has been the independent auditor for the Company since its inception in 2008.

In May 2011, the Company acquired Wikifamilies, S.A.  We previously accounted for this acquisition as a "purchase."  However, we have now determined to account for this transaction as a "reverse merger" for financial reporting purposes.

Ernst & Young, Ltd. ("E&Y") was the auditor for Wikifamilies, S.A., and audited that company's financial statements as of March 31, 2011 and from inception (February 15, 2011) to that date (the "Target Financial Statements").

The Company will continue to use Gruber & Company, LLC as its independent auditor, pursuant to its previously approved engagement.  The Company never had any intention of retaining E & Y the independent auditors for the Company for 2011.

Neither Wikifamilies, S.A. nor anyone acting on their behalf consulted Gruber & Company, LLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) and (v) of Regulation S-K prior to May 20, 2011, the date of its acquisition by Wikifamilies, Inc.

E & Y's report on the Target Financial Statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and E & Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E & Y's satisfaction, would have caused E & Y to make reference to the subject matter of the disagreement in connection with its report on the Target Financial Statements; and (ii) E & Y did not advise us of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(v) of Regulation S-K.

We provided E & Y with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission.  We requested that E & Y a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements that are related to E & Y.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIKIFAMILIES, INC.

By:	/s/ Trisha Malone
Trisha Malone
Chief Financial Officer

Dated: November 21, 2011